                                                                   Exhibit 10.35


                   EMPLOYEE INNOVATIONS AND PROPRIETARY RIGHTS
                   -------------------------------------------
                              ASSIGNMENT AGREEMENT
                              --------------------

     In return for my new or continued employment by iPrint Technologies, inc. ("Company") and other good and valuable consideration, the receipt and sufficiency of which I hereby acknowledge, I acknowledge and agree that:

     1.  Duties; At-Will Employment; No Conflict. I will perform for Company
         ---------------------------------------
such duties as may be designated by Company from time to time. I agree that my employment with Company is for no specified term, and may be terminated by Company or by me at any time, with or without cause, subject to terms of my Employment Agreement signed concurrently with this agreement. During my period of employment by Company, I will devote my best efforts to the interests of Company and will not engage in other employment or in any activities determined by Company to be detrimental to the best interests of Company without the prior written consent of Company.

     2.  Prior Work. All previous Proprietary Information and/or Innovations (as
         ----------
defined in Sections 3 and 6 below) which I may have solely or jointly developed or created in the course of or during the period of my work for Company relating in any way to the conception, reduction to practice, creation, derivation, design, development, manufacture, sale or support of products or services for Company is the property of Company, and I hereby assign to Company all of my right, title and interest in and to such previous work.

     3.  Proprietary Information. My employment creates a relationship of
         -----------------------
confidence and trust between Company and me with respect to any information:


         (a) Applicable to the business of Company; or

         (b) Applicable to the business of any client or customer of Company, which may be made known to me by Company or by any client or customer of Company, or learned by me in such context during the period of my employment.

All such information which has commercial value in the business in which Company is engaged is hereinafter called "Proprietary Information." By way of illustration, but not limitation, Proprietary Information includes any and all technical and non-technical information including patent, copyright, trade secret, and proprietary information, techniques, sketches, drawings, models, inventions, know-how, processes, apparatus, equipment, algorithms, software programs, software source documents, and formulae related to the current, future and proposed products and services of Company, and includes, without limitation, respective information concerning research, experimental work, development, design details and specifications, engineering, financial information, procurement requirements, purchasing manufacturing, customer lists, business forecasts, sales and merchandising and marketing plans and information. "Proprietary Information" also includes proprietary or confidential information of any third party who may disclose such information to Company or to me in the course of Company's business.

     4.  Ownership and Nondisclosure of Proprietary Information. All Proprietary
         ------------------------------------------------------
Information is the sole property of Company, Company's assigns, and Company's customers, and Company, Company's assigns and Company's customers shall be the sole and exclusive owner of all patents, copyrights, mask works, trade secrets and other rights in the Proprietary Information. I hereby do and will assign to Company all rights, title and interest I may have or acquire in the Proprietary Information. At all times, both during my employment by Company and after termination of such employment, I will keep in confidence and trust all Proprietary Information, and I will not use or disclose any Proprietary

Information or anything directly relating to Proprietary Information without the written consent of Company, except as may be necessary in the ordinary course of performing my duties as an employee of Company. These obligations regarding Proprietary Information do not apply to information, that would otherwise be deemed to be Proprietary Information under the terms of this Agreement, that I created before my employment with Company and have not assigned to Company ("Prior Information"), that I received without restriction from a third party who was authorized to disclose it, or that is generally known to the public.

     5.  Ownership and Return of Materials. All materials (including, without
         ---------------------------------
limitation, documents, drawings, models, apparatus, sketches, designs, lists, and all other tangible media of expression) furnished to me by Company shall remain the property of Company. Upon termination of my employment, or at any time on the request of Company before termination, I will promptly (but no later than five (5) days after the earlier of my employment's termination or Company's request) destroy or deliver to Company, at Company's option, (a) all materials furnished to me by Company, (b) all tangible media of expression which are in my possession and which incorporate any Proprietary Information or otherwise relate to Company's business, and (c) written certification of my compliance with my obligations under this sentence.

     6.  Innovations. As used in this Agreement, the term "Innovations" means
         -----------
all processes, machines, manufactures, compositions of matter, improvements, inventions (whether or not protectable under patent laws), works of authorship, information fixed in any tangible medium of expression (whether or not protectable under copyright laws), moral rights, mask works, trademarks, trade names, trade dress, trade secrets, know-how, ideas (whether or not protectable under trade secret laws), and all other subject matter protectable under patent, copyright, moral right, mask work, trademark, trade secret or other laws, and includes without limitation all new or useful art, combinations, discoveries, formulae, manufacturing techniques, technical developments, discoveries, artwork, software, and designs. "Innovations" includes "Inventions," which is defined to mean any inventions protected under patent laws.

     7.  Disclosure of Prior Innovations. I have identified on Exhibit A ("Prior
         -------------------------------
Innovations") attached hereto all Innovations and/or Prior Information, applicable to the business of Company or relating in any way to Company's business or demonstrably anticipated research and development or business, which were conceived, reduced to practice, created, derived, developed, or made by me prior to my initial employment with Company (collectively, the "Prior Innovations"), and I represent that such list is complete. I represent that I have no rights in any such Innovations other than those Prior Innovations specified in Exhibit A ("Prior Innovations"). If there is no such list on Exhibit A ("Prior Innovations"), I represent that I have neither conceived, reduced to practice, created, derived, developed nor made any such Prior Innovations at the time of signing this Agreement.

     8.  Assignment of Innovations; License of Prior Innovations. I hereby agree
         -------------------------------------------------------
promptly to disclose and describe to Company, and I hereby do and will assign to Company or Company's designee my entire right, title, and interest in and to,
(a) each of the Innovations (including Inventions), and any associated intellectual property rights, which I may solely or jointly conceive, reduce to practice, create, derive, develop or make during the period of my employment with Company, which either (i) relate, at the time of conception, reduction to practice, creation, derivation, development, or making of such Innovation, to Company's business or actual or demonstrably anticipated research or development, or (ii) were developed on any amount of Company's time or with the use of any of Company's equipment, supplies, facilities or trade secret information, or (iii) resulted from any work I performed for Company, and (b) each of the Innovations which is not an Invention (as demonstrated by me by evidence meeting the clear and convincing standard of proof), and any associated intellectual property rights, which I may solely or jointly conceive, develop, reduce to practice, create, derive, develop, or make during the period of my employment with Company, which are applicable to the business of Company (collectively, the

Innovations identified in clauses (a) and (b) are hereinafter the "Company Innovations"). To the extent any of the rights, title and interest in and to Company Innovations cannot be assigned by me to Company, I hereby grant to Company an exclusive, royalty-free, transferable, irrevocable, worldwide license (with rights to sublicense through multiple tiers of sublicensees) to practice such non-assignable rights, title and interest. To the extent any of the rights, title and interest in and to Company Innovations can be neither assigned nor licensed by me to Company, I hereby irrevocably waive and agree never to assert such non-assignable and non-licensable rights, title and interest against Company or any of Company's successors in interest to such non-assignable and non-licensable rights. I hereby grant to Company or Company's designees a royalty free, irrevocable, worldwide license (with rights to sublicense through multiple tiers of sublicensees) to practice all applicable patent, copyright, moral right, mask work, trade secret and other intellectual property rights relating to any Prior Innovations which I incorporate, or permit to be incorporated, in any Company Innovations. Notwithstanding the foregoing, I agree that I will not incorporate, or permit to be incorporated, any Prior Innovations in any Company Innovations without Company's prior written consent.

     9.  Future Innovations. I recognize that Innovations or Proprietary
         ------------------
Information relating to my activities while working for Company and conceived, reduced to practice, created, derived, developed, or made by me, alone or with others, within three (3) months after termination of my employment may have been conceived, reduced to practice, created, derived, developed, or made, as applicable, in significant part while employed by Company. Accordingly, I agree that such Innovations and Proprietary Information shall be presumed to have been conceived, reduced to practice, created, derived, developed, or made, as applicable, during my employment with Company and are to be promptly assigned to Company unless and until I have established the contrary by written evidence satisfying the clear and convincing standard of proof.

     10. Cooperation in Perfecting Rights to Proprietary Information and
         ---------------------------------------------------------------
Innovations.
-----------

         (a) I agree to perform, during and after my employment, all acts deemed necessary or desirable by Company to permit and assist Company, at Company's expense, in obtaining and enforcing the full benefits, enjoyment, rights and title throughout the world in the Proprietary Information and Innovations assigned or licensed to, or whose rights are irrevocably waived and shall not be asserted against, Company under this Agreement. Such acts may include, but are not limited to, execution of documents and assistance or cooperation (i) in the filing, prosecution, registration, and memorialization of assignment of any applicable patents, copyrights, mask work, or other applications, (ii) in the enforcement of any applicable patents, copyrights, mask work, moral rights, trade secrets, or other proprietary rights, and (iii) in other legal proceedings related to the Proprietary Information or Innovations.

         (b) In the event that Company is unable for any reason to secure my signature to any document required to file, prosecute, register, or memorialize the assignment of any patent, copyright, mask work or other applications or to enforce any patent, copyright, mask work, moral right, trade secret or other proprietary right under any Proprietary Information (including improvements thereof) or any Innovations (including derivative works, improvements, renewals, extensions, continuations, divisionals, continuations in part, continuing patent applications, reissues, and reexaminations thereof), I hereby irrevocably designate and appoint Company and Company's duly authorized officers and agents as my agents and attorneys-in-fact to act for and on my behalf and instead of me, (i) to execute, file, prosecute, register and memorialize the assignment of any such application, (ii) to execute and file any documentation required for such enforcement, and (iii) to do all other lawfully permitted acts to further the filing, prosecution, registration, memorialization of assignment, issuance, and enforcement of patents, copyrights, mask works, moral rights, trade secrets or other rights under the Proprietary Information, or Innovations, all with the same legal force and effect as if executed by me.

     11. No Violation of Rights of Third Parties. My performance of all the
         ---------------------------------------
terms of this Agreement and as an employee of Company does not and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by me prior to my employment with Company, and I will not disclose to Company, or induce Company to use, any confidential or proprietary information or material belonging to any previous employer or others. I am not a party to any other agreement which will interfere with my full compliance with this Agreement. I agree not to enter into any agreement, whether written or oral, in conflict with the provisions of this Agreement.

     12. Survival. This Agreement (a) shall survive my employment by Company;
         --------
(b) does not in any way restrict my right or the right of Company to terminate my employment at any time, for any reason or for no reason; (c) inures to the benefit of successors and assigns of Company; and (d) is binding upon my heirs and legal representatives.

     13. Nonassignable Inventions. This Agreement does not apply to an Invention
         ------------------------
which qualifies fully as a nonassignable invention under the provisions of
Section 2870 of the California Labor Code. I acknowledge that a condition for an Invention to qualify fully as a non-assignable invention under the provisions of
Section 2870 of the California Labor Code is that the invention must be protected under patent laws. I have reviewed the notification in Exhibit B ("Limited Exclusion Notification") and agree that my signature acknowledges receipt of the notification. However, I agree to disclose promptly in writing to Company all Innovations (including Inventions) conceived, reduced to practice, created, derived, developed, or made by me during the term of my employment and for three (3) months thereafter, whether or not I believe such Innovations are subject to this Agreement, to permit a determination by Company as to whether or not the Innovations should be the property of Company. Any such information will be received in confidence by Company.

     14. Injunctive Relief. A breach of any of the promises or agreements
         -----------------
contained herein may result in irreparable and continuing damage to Company for which there may be no adequate remedy at law, and Company may be entitled to injunctive relief and/or a decree for specific performance, and such other relief as may be proper (including monetary damages if appropriate).

     15. Notices. Any notice required or permitted by this Agreement shall be in
         -------
writing and shall be delivered as follows, with notice deemed given as indicated: (a) by personal delivery, when delivered personally; (b) by overnight courier, upon written verification of receipt; (c) by telecopy or facsimile transmission, upon acknowledgment of receipt of electronic transmission; or (d) by certified or registered mail, return receipt requested, upon verification of receipt. Notices to me shall be sent to any address in Company's records or such other address as I may specify in writing. Notices to Company shall be sent to Company's Human Resources Department or to such other address as Company may specify in writing.

     16. Governing Law. This Agreement shall be governed in all respects by the
         -------------
laws of the United States of America and by the laws of the State of California, as such laws are applied to agreements entered into and to be performed entirely within California between California residents. Each of the parties irrevocably consents to the exclusive personal jurisdiction of the federal and state courts located in California, as applicable, for any matter arising out of or relating to this Agreement, except that in actions seeking to enforce any order or any judgment of such federal or state courts located in California, such personal jurisdiction shall be nonexclusive.

     17. Severability. If any provision of this Agreement is held by a court of
         ------------
law to be illegal, invalid or unenforceable, (i) that provision shall be deemed amended to achieve as nearly as possible the same economic effect as the original provision, and (ii) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.

     18. Waiver; Amendment; Modification. The waiver by Company of a term or
         -------------------------------
provision of this Agreement, or of a breach of any provision of this Agreement by me, shall not be effective unless such waiver is in writing signed by Company. No waiver by Company of, or consent by Company to, a breach by me, will constitute a waiver of, consent to or excuse of any other or subsequent breach by me. This Agreement may be amended or modified only with the written consent of both me and Company. No oral waiver, amendment or modification shall be effective under any circumstances whatsoever.

     19. Entire Agreement. This Agreement represents my entire understanding
         ----------------
with Company with respect to the subject matter of this Agreement and supersedes all previous understandings, written or oral.

     I certify and acknowledge that I have carefully read all of the provisions of this Agreement and that I understand and will fully and faithfully comply with such provisions.

"COMPANY"                                EMPLOYEE:

iPrint Technologies, inc.                David Seltzer

By:  /s/ Monte Wood                      By: /s/ David Seltzer
    --------------------------------        --------------------------------

Title  CEO & President                   Title  CFO
      ------------------------------          ------------------------------

Dated: January 31, 2002                  Dated: January 31, 2002
       -----------------------------           -----------------------------

                                    Exhibit A
                                    ---------

                                PRIOR INNOVATIONS

                                    Exhibit B
                                    ---------

                         LIMITED EXCLUSION NOTIFICATION

     THIS IS TO NOTIFY you in accordance with Section 2872 of the California Labor Code that the foregoing Agreement between you and Company does not require you to assign or offer to assign to Company any invention that you developed entirely on your own time without using Company's equipment, supplies, facilities or trade secret information except for those inventions that either:

     (1) Relate at the time of conception or reduction to practice of the invention to Company's business, or actual or demonstrably anticipated research or development of Company; or

     (2) Result from any work performed by you for Company.

     To the extent a provision in the foregoing Agreement purports to require you to assign an invention otherwise excluded from the preceding paragraph, the provision is against the public policy of this state and is unenforceable.

     This limited exclusion does not apply to any patent or invention covered by a contract between Company and the United States or any of its agencies requiring full title to such patent or invention to be in the United States.

     I ACKNOWLEDGE RECEIPT of a copy of this notification.


                                  By: /s/  David Seltzer
                                     -------------------------------------------


                                  ----------------------------------------------
                                  David Seltzer


                                  Date: January 31, 2002
                                       -----------------------------------------